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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]  Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-12


                     INNOVATIVE SOLUTIONS AND SUPPORT, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

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

                    INNOVATIVE SOLUTIONS AND SUPPORT, INC.
                            720 Pennsylvania Drive
                           Exton, Pennsylvania 19341
                                 610-646-9800

                               -----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

You are invited to attend the Annual Meeting of Shareholders of Innovative
  Solutions and Support, Inc.

            Date:  Thursday, February 27, 2003
            Time:  10:00 a.m., Eastern Standard Time
            Place: 720 Pennsylvania Drive, Exton, Pennsylvania 19341

Purposes of the Meeting:

  . To elect three Class III directors to our Board of Directors for a term of three (3) years and until their successors are duly elected and qualified; and

  .   To transact any other business that may properly come before the meeting.

Record Date:

   December 23, 2002 is the record date for the meeting. This means that holders of our common stock at the close of business on that date are entitled to:

  .   receive notice of the meeting; and

  .   vote at the meeting and any adjournment or postponement of the meeting.

   In the event that the meeting is adjourned for one or more periods totaling at least 15 days due to the fact that there is not a proper quorum, the shareholders entitled to vote who attend the adjourned meeting, even if there is not a proper quorum, shall constitute a quorum for the purpose of acting upon any of the named matters above.

Proxy Solicitation:

   The enclosed proxy is solicited by our Board of Directors.

Annual Report:

   We have enclosed a copy of our 2002 annual report on Form 10-K, which is not a part of the proxy soliciting materials.

Voting:

   Your vote is important. Please sign, date and return your proxy card promptly so your shares can be represented, even if you plan to attend the meeting. Please see the proxy card for instructions on how to vote. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement or by attending the meeting and voting in person.

                                          Geoffrey S.M. Hedrick
                                          Chairman of the Board and Chief
                                            Executive Officer

January 16, 2003

                    INNOVATIVE SOLUTIONS AND SUPPORT, INC.
                            720 Pennsylvania Drive
                           Exton, Pennsylvania 19341
                                 610-646-9800

                               Table of Contents

      ABOUT THE MEETING..............................................  1
      SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS...................  3
      SECURITY OWNERSHIP OF MANAGEMENT...............................  4
      SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE........  4
      ELECTION OF DIRECTORS..........................................  4
         Directors and Nominees......................................  5
         Committees of the Board of Directors........................  6
         Executive Officers..........................................  7
      EXECUTIVE COMPENSATION.........................................  8
      STOCK PERFORMANCE GRAPH........................................ 10
      REPORT OF THE COMPENSATION COMMITTEE........................... 11
      REPORT OF THE AUDIT COMMITTEE.................................. 12
      SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING AND OTHER MATTERS 13
      AUDIT COMMITTEE CHARTER........................................ 15

                    INNOVATIVE SOLUTIONS AND SUPPORT, INC.
                            720 Pennsylvania Drive
                           Exton, Pennsylvania 19341
                                (610) 646-9800

                                PROXY STATEMENT
                                      for
                        Annual Meeting of Shareholders
                               February 27, 2003

   We are sending you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at our 2003 annual meeting of shareholders. The annual meeting will be held on February 27, 2003 at 10:00 a.m., local time, at our corporate offices at 720 Pennsylvania Drive, Exton, Pennsylvania. We began mailing this proxy statement and the proxy card on or about January 16, 2003.

                               ABOUT THE MEETING

Who can vote?

   You can vote if, as of the close of business on December 23, 2002, you were a shareholder of record of our common stock. On that date, 12,701,013 shares of our common stock were outstanding and entitled to vote. We do not have any other classes of voting stock outstanding other than our common stock. Each share of common stock is entitled to one vote, and there are no cumulative voting rights when voting for directors.

What constitutes a quorum?

   The presence at the annual meeting, in person or by proxy, of a majority of the outstanding shares as of the record date must be present to hold the annual meeting. Abstentions from voting and broker "non-votes" will be counted toward a quorum. A broker "non-vote" occurs when the nominee holding a shareholder's shares does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the shareholder.

What vote is required and what is the method of calculation?

   The nominees for director who receive a plurality of the shares of common stock present or represented by proxy at the annual meeting will be elected. Approval of each other matter to be voted on at the annual meeting requires the affirmative vote of a majority of the shares of our common stock present or represented and entitled to vote at the annual meeting. Abstentions or broker "non-votes" will not be counted for or against matters to be acted on at the annual meeting.

What matters will be voted on?

   Our Board does not intend to bring any other matters before the annual meeting except the matter listed in the notice, and the Board is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the annual meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How do I vote by proxy?

   When you return your properly signed and dated proxy card prior to the annual meeting, your shares will be voted in accordance with your instructions marked on the proxy card. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as recommended by the Board of Directors.

Can I change my vote after I return my proxy card?

   Yes. You can change or revoke your proxy at any time before the annual meeting either by notifying our Secretary in writing or by sending another executed proxy dated later than the first proxy card. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Can I vote in person at the annual meeting instead of voting by proxy?

   Yes. However, we encourage you to complete and return the enclosed proxy card to ensure that your shares are represented and voted. If you attend the annual meeting in person, you may then vote in person even though you returned your proxy card.

Who pays for this proxy solicitation?

   We do. We will pay all costs in connection with the meeting, including the cost of preparing, assembling and mailing proxy materials, handling and tabulating the proxies returned, and charges of brokerage houses, nominees and fiduciaries in forwarding proxy materials to our beneficial owners. In addition to the mailing of the proxy materials, our directors, officers and employees, as well as a professional proxy solicitation organization, may also solicit proxies in person or by telephone, telegraph, telecopy or online. We will reimburse their expenses for doing this.

Who Can Help Answer Your Questions?

   If you have questions about the annual meeting or would like additional copies of this proxy statement, you should contact our Chief Financial Officer, James J. Reilly, 720 Pennsylvania Drive, Exton, Pennsylvania 19341, telephone
(610) 646-9800.

                                 Annual Report

   Our annual report to shareholders on Form 10-K for the year ended September 30, 2002, accompanies this proxy statement. On written request, we will provide, without charge, a copy of our annual report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission (including a list briefly describing the exhibits thereto), to any record holder or beneficial owner of our common stock on December 23, 2002, the record date, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be directed to the attention of our Chief Financial Officer at the address set forth above.

                 SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

   The following table sets forth certain information with respect to the beneficial ownership, as of December 23, 2002, of each person who we knew to be the beneficial owner of more than 5% of our common stock. Each of the shareholders named below has sole voting and investment power with respect to such shares, unless otherwise indicated.

                                                 Common Stock
                                     -----------------------------------
      Name of Beneficial Owner       Number of Shares Percent of Class(1)
      ------------------------       ---------------- -------------------
      Geoffrey S. M. Hedrick(2).....    3,328,584            25.9%
      Putnam Investments, LLC.(3)...    1,356,900            10.4%
      Parker Hannifin Corporation(4)    1,179,540             9.0%

--------
(1) As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 12,701,013 shares of common stock outstanding as of December 23, 2002.
(2) Mr. Hedrick's address is c/o Innovative Solutions and Support, Inc., 720 Pennsylvania Drive, Exton, PA 19341. Includes warrants to purchase 149,088 shares of our common stock and options to purchase 400 shares, which were exercisable as of December 23, 2002, or within 60 days from such date.
(3) As reflected in a Schedule 13G dated December 14, 2001. In that Schedule 13G, Putnam reported that it had shared voting power over 543,900 shares, and shared dispositive power over 1,356,900 shares. Putnam stated in that
    Schedule 13G that these securities are owned by various individual and institutional investors for which Putnam and/or its affiliates serve as an investment advisor with the power to direct investment and/or power to vote the securities. Putnam disclaims that it is the beneficial owner of such securities. The address of The Putnam Investments, LLC is One Post Office Square, Boston, Massachusetts 02109.
(4) The address of Parker Hannifin Corporation is 18321 Jamboree Boulevard, Irvine, California 92612. The board of directors of Parker Hannifin has dispositive and voting power over the shares held by Parker Hannifin.

                       SECURITY OWNERSHIP OF MANAGEMENT

   The following table sets forth certain information with respect to the beneficial ownership as of December 23, 2002 of (i) each director, (ii) our chief executive officer and each other executive officer who earned more than $100,000 during fiscal year 2002 (collectively, the "Named Executive Officers") and (iii) all the directors and executive officers as a group. Each of the shareholders named below has sole voting and investment power with respect to such shares.

Name of Beneficial Owner                                    Number of Shares Percent of Class(1)
------------------------                                    ---------------- -------------------
Geoffrey S. M. Hedrick.....................................    3,328,584(2)         25.9%

Robert E. Mittelstaedt, Jr.................................      167,752             1.3%

Winston J. Churchill.......................................       84,017               *

James J. Reilly............................................       56,019(3)            *

Benjamin A. Cosgrove.......................................       48,743               *

Robert H. Rau..............................................       29,496               *

Roger E. Mitchell..........................................       30,546(4)            *

Glen R. Bressner...........................................       14,058               *

Ivan M. Marks..............................................        1,300               *

All executive officers and directors as a group (9 persons)    3,760,515(5)         29.3%

--------
 * Less than 1%.
(1) As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 12,701,013 shares of common stock outstanding as of December 23, 2002.
(2) Includes warrants to purchase 149,088 shares and options to purchase 400 shares, which were exercisable as of December 23, 2002, or within 60 days from such date.
(3) Includes options to purchase 53,019 shares, which were exercisable as of December 23, 2002, or within 60 days from such date.
(4) Represents the total number of outstanding options to purchase shares, which were exercisable as of December 23, 2002, or within 60 days from such date.
(5) Includes warrants to purchase 149,088 shares and options to purchase 83,965 shares, which were exercisable as of December 23, 2002, or within 60 days from such date.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers (as defined under Section 16(a) of the Securities Exchange Act), directors and persons who own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms we have received and on written representations from certain reporting persons that no such forms were required for them, we believe that during fiscal 2002, all of the Section 16(a) filing requirements applicable to our officers, directors and 10% beneficial owners were complied with by such persons.

                             ELECTION OF DIRECTORS

                            (Item 1 on Proxy Card)

   At the annual meeting, the shareholders will elect three Class III directors to hold office until the annual meeting of shareholders in 2006 and until their respective successors have been duly elected and qualified. The

Board is divided into three classes serving staggered three-year terms, the term of one class of directors to expire each year. The term of the Class III directors expires at the 2003 annual meeting of shareholders. Upon the recommendation of the Nominating Committee, the Board has nominated Messrs. Geoffrey S.M. Hedrick, Winston J. Churchill and Benjamin A. Cosgrove to serve as directors. Each is currently serving as a Class III director and has indicated a willingness to continue serving as a director. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of Messrs. Hedrick, Churchill and Cosgrove. The three nominees receiving a plurality of the votes cast for director will be elected. Should any of the nominees become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares that they represent for the election of such other person as the Board may recommend. The Board of Directors recommends voting "FOR" the nominees for Class III directors.

                            Directors and Nominees

   The current members of the Board of Directors, including the nominees for Class III directors, together with certain information about them, are set forth below:

                                Director  Term
Name                        Age  Since   Expires Positions with the Company
----                        --- -------- ------- --------------------------
Class I Directors
Ivan M. Marks.............. 61    1996    2004   Director
Robert H. Rau.............. 66    2001    2004   Director

Class II Directors
Glen R. Bressner........... 42    1999    2005   Director
Robert E. Mittelstaedt, Jr. 59    1989    2005   Director

Class III Directors
Geoffrey S. M. Hedrick..... 60    1988    2003   Director, Chairman of the Board
                                                 and Chief Executive Officer
Winston J. Churchill....... 62    1990    2003   Director
Benjamin A. Cosgrove....... 76    1992    2003   Director

   Ivan M. Marks. Mr. Marks has been the Vice President-Controller of Parker Aerospace Group, which is the aerospace segment of Parker Hannifin Corporation, since 1979. Mr. Marks holds a Bachelor of Science degree in Business Administration from Drake University and is a Certified Public Accountant.

   Robert H. Rau. Mr. Rau retired December 31, 1998 as President of the Aerostructures Group of The Goodrich Company. Prior to its merger with Goodrich, Mr. Rau was President and Chief Executive Officer of Rohr, Inc. from 1993 to 1997. Before joining Rohr, he was an Executive Vice President of Parker Hannifin Corporation and President of its Aerospace Sector. In addition, Mr. Rau is a past member of the Board of Governors of the Aerospace Industries Association, a past Chairman of the General Aviation Manufacturers Association, a member of the Board of Trustees of Whittier College and a member of the Board of Directors of Goodrich Aerospace Europe and HCC Industries, Inc. and Chairman of the International Advisory Panel of Singapore Aerospace. Mr. Rau received a Bachelor of Arts degree in Business Administration from Whittier College in 1962.

   Glen R. Bressner. Mr. Bressner has been a partner of Mid-Atlantic Venture Funds, a venture capital firm, since 1997. Mr. Bressner is also a partner of NEPA Venture Fund, L.P., a venture capital firm, a position he has held since 1985. From 1996 to 1997, Mr. Bressner served as the Chairman of the Board of Directors of the Greater Philadelphia Venture Group. Mr. Bressner holds a Bachelor of Science degree in Business Administration from Boston University and a Masters of Business Administration degree from Babson College.

   Robert E. Mittelstaedt, Jr. Mr. Mittelstaedt served as our Chairman of the Board of Directors from 1989 to 1997. Since 1989, Mr. Mittelstaedt has been Vice Dean of The Wharton School of the University of

Pennsylvania. Mr. Mittelstaedt also serves on the Board of Directors of Laboratory Corporation of America Holdings, Inc. Mr. Mittelstaedt holds a Bachelor of Science degree from Tulane University and a Masters of Business Administration degree from The Wharton School of the University of Pennsylvania.

   Geoffrey S. M. Hedrick. Mr. Hedrick has been our Chief Executive Officer since he founded the company in February 1988 and our Chairman of the Board since 1997. Prior to founding the company, Mr. Hedrick served as President and Chief Executive Officer of Smiths Industries, North American Aerospace Companies. He also founded Harowe Systems, Inc. in 1971, which was subsequently acquired by Smiths Industries. Mr. Hedrick has over 35 years of experience in the avionics industry, and he holds a number of patents in the electronics, optoelectric, electromagnetic, aerospace and contamination-control fields.

   Winston J. Churchill. Since 1996, Mr. Churchill has been a managing general partner of SCP Private Equity Partners, L.P., a private equity fund sponsored by Safeguard Scientifics, Inc. In addition, since 1991, Mr. Churchill has been the Chairman of the Board of Churchill Investment Partners, Inc. and CIP Capital, Inc., both of which are venture capital firms. Mr. Churchill is also a director of Amkor Technology, Inc., Freedom Securities Corp., Griffin Land and Nurseries, Inc. and CinemaStar Luxury Theaters, Inc. Mr. Churchill is a member of the Executive Committee of the Council of Institutional Investors. Mr. Churchill holds a Bachelor of Science degree from Fordham University, a Masters of Business Administration from Oxford University and a Juris Doctor from Yale Law School.

   Benjamin A. Cosgrove. Prior to his retirement, Mr. Cosgrove was employed by Boeing for 44 years and held a number of positions, including Senior Vice President for Engineering in the Commercial Division. Mr. Cosgrove is currently a member of the NASA Advisory Council's Task Force on the Shuttle-Mir Rendezvous and Docking Missions and the Task Force on International Space Station Operational Readiness. Mr. Cosgrove holds a Bachelor of Science degree in Aeronautical Engineering and an honorary Doctorate degree in engineering from Notre Dame University.

                     Committees of the Board of Directors

   The Board maintains four standing committees: Audit, Compensation, Investment and Nominating.

   Audit Committee. The Audit Committee makes recommendations to the Board with respect to various auditing and accounting matters, including the selection of our auditors, the scope of our annual audits, fees to be paid to the auditors, the performance of our auditors and our accounting practices. In addition, the Audit Committee has responsibility for, among other things, the planning and review of our annual and periodic reports and accounts and the involvement of our auditors in that process. Messrs. Marks (Chairman), Bressner and Rau are currently members of the Audit Committee.

   Compensation Committee. The Compensation Committee recommends, reviews and oversees the salaries, benefits and stock option plans for our employees, consultants, directors and other individuals compensated by us. Messrs. Cosgrove (Chairman), Churchill and Mittelstaedt are currently the members of the Compensation Committee.

   Investment Committee. The Investment Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to recommendations pertaining to the investment of excess capital. Messrs. Rau (Chairman), Bressner and Churchill are currently members of the Investment Committee.

   Nominating Committee. On November 21, 2002 we established a Nominating Committee, which consists of all non-employee directors. The Nominating Committee functions shall include establishing the criteria for selecting candidates for nomination to the Board; actively seeking candidates who meet those criteria; and making recommendations to the Board of nominees to fill vacancies on, or as additions to, the Board. The

Nominating Committee will consider nominees for election to the Board that are recommended by stockholders provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of the Chairman of the Board, and should not include self-nominations.

Meetings and Attendance

   During the fiscal year ended September 30, 2002, the full Board held four meetings, the Audit Committee met three times and the Compensation Committee met once. All directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served. The Investment Committee was formed in fiscal 2002 and held its first meeting in November 2002 (fiscal 2003).

Compensation of Directors

   In February 2000, our Board adopted a Non-Employee Director Compensation Plan under which each non-employee director who serves on the Board at the beginning of each fiscal year, commencing October 1, 2000 (fiscal year 2001), will be entitled to receive shares of common stock with a fair market value of $25,000, determined as of the first day of such fiscal year. The shares vest quarterly during the fiscal year, provided that the director is still serving on the board on the date the shares are scheduled to vest. Additionally, each non-employee director receives $1,000 for each board meeting attended. All directors are reimbursed for reasonable travel and lodging expenses associated with attendance at meetings.

Compensation Committee Interlocks and Insider Participation

   No member of the Compensation Committee currently serves as an officer of the company. There are no compensation committee interlocks between us and any other entity involving us or such entity's executive officers or board members.

                              Executive Officers

   Set forth below is a table identifying our executive officers who are not identified in the tables above.

               Name              Age Position with the Company
               ----              --- -------------------------
               James J. Reilly.. 62  Chief Financial Officer

               Roger E. Mitchell 48  Vice President of Operations

   James J. Reilly. Mr. Reilly has been our Chief Financial Officer since February 2000. From 1996 to 1999, Mr. Reilly was employed by B/E Aerospace, Inc., Seating Products Group, where he served as Vice President and Chief Financial Officer. From 1989 to 1996, Mr. Reilly was employed by E-Systems, Inc. as Vice President and Principal Accounting Officer. Mr. Reilly holds a Bachelor of Science degree and a Masters of Business Administration degree from the University of Hartford.

   Roger E. Mitchell. Mr. Mitchell has been our Vice President of Operations since September 1999. From July 1998 until September 1999, Mr. Mitchell served as our Director of Operations. Prior to joining us, Mr. Mitchell was employed by AlliedSignal, where he held various positions, including Operations Manager from 1994 to 1998. Mr. Mitchell received a Bachelor of Arts degree from Lewis University.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth the cash compensation as well as certain other compensation paid or accrued during fiscal years 2000, 2001 and 2002 to the Named Executive Officers for services rendered in such years:

                                                                   Long-Term
                                                                 Compensation
                                         Annual Compensation        Awards
                                         ------------------- ---------------------
                                                             Securities Underlying  All Other
Name and Principal Position         Year  Salary     Bonus          Options        Compensation
---------------------------         ----  --------   -----   --------------------- ------------
Geoffrey S. M. Hedrick............. 2002 $300,000     --                --                --
 Chief Executive Officer            2001  300,000     --                --                --
                                    2000  250,765     --             1,000                --

David J. Marvin(3)................. 2002 $160,000     --                --                --
  Vice President of Marketing and   2001  160,000     --             1,000                --
  Business Development              2000   12,308     --            50,000                --

James J. Reilly(2)................. 2002 $150,000     --                --                --
  Chief Financial Officer           2001  150,000     --                --             7,481(1)
                                    2000   92,304     --            88,699            15,361(1)

Roger E. Mitchell.................. 2002  146,154     --                --
  Vice President Operations         2001  130,000     --                --                --
                                    2000  131,000     --             1,000                --

--------
(1) This amount represents a relocation bonus.
(2) Mr. Reilly joined us in February 2000.
(3) Mr. Marvin joined us in August 2000 and his employment with us ended in November 2002.

Stock Option Grants

   There were no stock option grants in 2002 to any of the Named Executive Officers.

Stock Option Exercises and Holdings

   The following table sets forth the value of options held by each of the Named Executive Officers at September 30, 2002.

                      Aggregated Option Exercises in 2002
                    and Option Values at September 30, 2002

                                                   Number of Securities
                                                  Underlying Unexercised     Value of Unexercised
                          Shares                        Options at          In-The-Money Options at
                         Acquired                   September 30, 2002       September 30, 2002(1)
                            On         Value     ------------------------- -------------------------
Name                   Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
----                   ------------ ------------ ----------- ------------- ----------- -------------
Geoffrey S. M. Hedrick      --           --           400          600      $     --      $    --

Roger E. Mitchell.....      --           --        30,546        6,082       132,944       24,176

James J. Reilly.......      --           --        35,479       53,220            --           --

David J. Marvin.......      --           --        20,200       30,800            --           --

--------
(1) The value of unexercised in-the-money options is based on the difference between the last sale price of a share of our common stock as reported on the Nasdaq National Market on September 30, 2002 ($7.69) and the exercise price of the options, multiplied by the number of options.

Employment Contracts, Termination of Employment and Change in Control
Arrangements

   In July 1998, we entered into an employment letter agreement with Roger E. Mitchell to serve as our Director of Operations at an annual salary of $110,000. Under the agreement, we granted Mr. Mitchell options to purchase 54,812 shares of common stock at $3.28 per share. Of these options, 27,406 vest in five equal annual installments beginning on the first anniversary of Mr. Mitchell's employment with us. The remaining 27,406 options vested in July 1999 upon the achievement by us of certain performance objectives.

                            STOCK PERFORMANCE GRAPH

   The following graph compares the percentage change in the cumulative total return on our common stock during the period from the commencement of public trading of our common stock on the Nasdaq National Market on August 4, 2000 until September 30, 2002, against the cumulative total return on the Nasdaq Composite Index and the Russell 2000 index during such period. The comparison assumes that $100 was invested at the beginning of such period in our common stock and in each of the foregoing indices and assumes the reinvestment of any dividends.

Comparison of Cumulative Total Shareholder Returns




                                    [CHART]

             ISSC      NAS/NMS COMP   Russell 2000
Aug-00     $100.00       $100.00       $100.00
Sep-00      139.80         95.08        102.26
Oct-00      146.94         87.23         97.61
Nov-00      108.16         67.25         87.46
Dec-00      142.98         63.95         94.83
Jan-01      112.24         71.78         99.70
Feb-01      118.88         55.70         93.04
Mar-01      106.12         47.64         88.36
Apr-01      106.53         54.78         95.19
May-01      108.16         54.63         97.38
Jun-01      117.55         55.93        100.54
Jul-01      114.45         52.48         95.08
Aug-01       74.69         46.74         91.90
Sep-01       59.35         38.80         79.41
Oct-01       67.43         43.75         83.98
Nov-01       44.08         49.98         90.37
Dec-01       63.43         50.49         95.81
Jan-02       52.98         50.07         94.75
Feb-02       63.84         44.82         92.05
Mar-02       80.49         47.77         99.33
Apr-02       73.47         43.70        100.16
May-02       63.92         41.83         95.61
Jun-02       61.22         37.88         90.74
Jul-02       67.02         34.38         76.96
Aug-02       60.49         34.04         76.68
Sep-02       62.78         30.34         71.05
Oct-02       64.08         34.42         73.25

The following report of the compensation committee and the performance graph on the previous page will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such Acts.


                     REPORT OF THE COMPENSATION COMMITTEE



   The compensation committee of the board of directors is composed of three non-employee directors. The compensation committee is responsible for setting and administering the policies that govern annual executive salaries, bonuses and stock ownership programs. The compensation committee annually evaluates the performance, and determines or recommends to the full board the compensation, of the Chief Executive Officer, or CEO, and our other executive officers based upon a mix of the achievement of corporate goals, individual performance and comparisons with other companies that are similar to us in terms of size and character.



   The goals of the compensation committee with respect to executive officers, including the CEO, are to provide compensation designed to attract, motivate and retain executives of outstanding ability and potential and to align the interest of executive officers with the interests of our shareholders. We seek to provide incentives for superior individual performance by paying competitive compensation, and to base a significant portion of compensation upon our performance. To meet these goals, the compensation committee has adopted a mix among the compensation elements of salary and stock option grants with exercise prices set at the fair market value at the time of grant.



   The compensation committee also considers salary and other compensation data from an analysis of certain comparable companies, and from relevant industry survey(s), for similar executive positions. Bonuses are awarded on a company-wide basis upon the achievement of corporate milestones. In awarding stock options that are reviewed annually, the compensation committee considers individual performance, overall contribution to us, officer retention and the total number of stock options to be awarded.



   The compensation committee determined that for fiscal year 2002 (the twelve months ended September 30, 2002) the salary of the Chief Executive Officer would continue to be $300,000 on an annual basis. There were no cash incentive compensation payments or stock option grants in fiscal year 2002.



   Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a federal income tax deduction for certain compensation exceeding $1,000,000 paid to the CEO or any of the other named executive officers, excluding, among other things, certain performance-based compensation. Through September 30, 2001, this provision has not affected our tax deductions, and the compensation committee believes that, at the present time, it is unlikely that the compensation paid to any of our employees in a taxable year will exceed $1,000,000. The compensation committee intends to continue to evaluate the effects of the statute and any applicable regulations and to comply with Internal Revenue Code Section 162(m) in the future to the extent consistent with our best interests.



   The Company's executive compensation program is designed to link the performance of management to accomplishing both short and long-term goals, building shareholder value, and personal contribution to the business. The individual elements are understandable and together provide compensation that is well suited for the Company. The management team understands the linkage of operating performance, personal contribution to the business, and their own compensation.



Submitted by the Compensation Committee:



   Benjamin A. Cosgrove (Chairman)


   Winston J. Churchill


   Robert E. Mittelstaedt, Jr.

The following report of the audit committee will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such.

                         REPORT OF THE AUDIT COMMITTEE

   The Audit Committee of the Board of Directors is composed of three non-employee directors. The role of the Audit Committee is to assist our Board in its oversight of our financial reporting process. The Board, in its business judgment, has determined that each director is "independent" as required by the listing standards of the Nasdaq National Market. The Committee operates pursuant to a charter, a copy of which is attached to the Proxy Statement. As set forth in the charter, management of the company is responsible for the preparation, presentation and integrity of our financial statements, our accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

   In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the year ended September 30, 2002 with management of the Company and its independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

   Based upon the review, reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter, the Audit Committee recommended to the board of directors that the audited financial statements for the year ended September 30, 2002 be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2002 as filed with the Securities and Exchange Commission.

   Submitted by the Audit Committee:

          Ivan M. Marks (Chairman)
          Robert H. Rau
          Glen R. Bressner

                 SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
                               AND OTHER MATTERS

   Shareholders wishing to submit proposals for inclusion in the proxy statement for the 2004 Annual Meeting of Shareholders must submit such proposals to us at 720 Pennsylvania Drive, Exton, PA 19341, Attention: James J. Reilly, on or before September 15, 2003. In order for the proposal to be included in the proxy statement, the shareholder submitting the proposal must meet certain eligibility standards and comply with the procedures established by the SEC as set forth in Rule 14a-8 of the Securities Exchange Act of 1934.

   On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, issued under the Securities Exchange Act of 1934. The amendment to Rule 14a-4(c)(1) governs a company's use of discretionary proxy voting authority for a shareholder proposal which the shareholder has not sought to include in our proxy statement. The amendment provides that if a proponent of a proposal fails to notify a company at least 45 days prior to the month and day of mailing of the prior year's proxy statement (or any date specified in an advance notice provision), then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2004 Annual Meeting of Shareholders, if we are not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in our proxy statement, by December 2, 2003, the management proxies will be allowed to use their discretionary authority.

   As of the date of this proxy statement, the Board knows of no other business which may properly be and is likely to be brought before the annual meeting. If a shareholder proposal that was excluded from this proxy statement in accordance with Rule 14a-8 of the Securities Act or our by-laws is properly brought before the annual meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against said proposal. If any other matters should arise at the annual meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

Independent Auditors

   On April 3, 2002, we dismissed Arthur Andersen LLP ("Arthur Andersen") as our independent public accounts. On April 15, 2002, we engaged Deloitte & Touche LLP to serve as our independent public accountants for the fiscal year 2002. The appointment of Deloitte & Touche LLP was effective immediately. The decision by the Board to replace Arthur Andersen with Deloitte & Touche LLP was based on the recommendation of our Audit Committee and approved by the Board.

   The reports of Arthur Andersen on our consolidated financial statements for each of the years ended September 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

   During the years ended September 30, 2001 and 2000, there were no disagreements with Arthur Andersen on any matter of accounting principles of practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

   During our fiscal years ended September 30, 2000 and 2001, and through the subsequent interim period prior to engaging Deloitte & Touche LLP in April 2002, we did not consult Deloitte & Touche LLP regarding any of the items described in Item 304(a)(2) of Regulation S-K.

   A representative of Deloitte & Touche, LLP is expected to be present at the meeting and will have an opportunity to make a statement if he or she so desires. The representative will also be able to respond to appropriate questions from shareholders.

   Audit services provided by Deloitte & Touche, LLP for fiscal 2002 included an audit of the consolidated financial statements of the company and services related to filings made with the Securities and Exchange Commission. The aggregate fees billed by Deloitte & Touche, LLP in connection with services rendered during fiscal 2002 were:

     Audit Fees.................................................. $100,000
     Financial Information Systems Design and Implementation Fees $     --
     All Other Fees(1)........................................... $ 47,403
                                                                  --------
        Total.................................................... $147,403
                                                                  --------

--------
(1) "All Other Fees" charged by Deloitte & Touche, LLP for non-audit services included $27,403 for income tax compliance and consulting work.

                                          By Order of the Board of Directors

                                          Geoffrey S.M. Hedrick
                                          Chairman of the Board and Chief
                                            Executive Officer

January 16, 2003

                            AUDIT COMMITTEE CHARTER

Purpose

   The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management's conduct of the Company's financial reporting process, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

   In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention and shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders, and the outside auditor is ultimately accountable to the Board and the Committee as such representatives of shareholders. It is the responsibility of the Committee to maintain free and open means of communication between the Board, the outside auditor and the financial management and internal auditors of the Company.

   The Committee shall review the adequacy of this Charter on an annual basis.

Membership

   The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of (i) the Audit Committee policy of the Nasdaq Stock Market as set forth in Rule 4460(d) of the NASD Manual as modified or supplemented from time to time and (ii) meet the independence requirements of Section 10A(m)(3) of the Securities and Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. Accordingly, all of the members of the Committee will be directors:

   1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

   2.  Are not affiliates of the Company;

   3. Do not receive any payments from the Company other than in the capacity as director; and

   4. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

   In addition, at least one member of the Committee will be a financial expert as defined by the Securities and Exchange Commission.

   The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Committee is elected by the full Board, the members of the Committee may designate a Chairman of the Committee by majority vote of the full Committee Membership.

Meetings

   The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Committee should be recorded by the Secretary to the Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chairman should meet with the independent accountants and management quarterly to review the Company's financials consistent with #2 below. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Key Responsibilities

   The Committee's job is one of oversight, and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditor is responsible for auditing those financial statements pursuant to professional standards. Additionally, the Committee recognizes that financial management has more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

   The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

   1. The Committee shall review with management and the outside auditor the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K) prior to the filing of the Form 10-K or, if deemed appropriate, prior to a year-end earnings release. The Committee shall review and consider with the outside auditors all matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as amended by FAS No.90, by auditors with audit committees.

   2. As a whole, or through the Committee chair, the Committee shall review with the outside auditor the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61, as amended by SAS No. 90 with respect to quarterly financial statements. Such review will occur prior to the Company's filing of the Form 10-Q or, if deemed appropriate, prior to quarterly earnings releases.

   3. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

   4.  The Committee shall:

      (a) request from the outside auditor annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1;

      (b) discuss with the outside auditor any disclosed relationships or services which may impact the outside auditor's objectivity or independence; and

      (c) recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

   5. The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

   6. The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted nonaudit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

   7.   Review and discuss quarterly reports from the independent auditors on:

      (a)  All critical accounting policies and practices to be used.

      (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

      (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

   8. Periodically consult with the independent accountants, out of the presence of management, about internal controls and the fullness and accuracy of the organization's financial statements.

   9. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm itself on a regular basis.

   10. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

   11. Discuss with management the Company's use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

   12. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants, and the internal auditors regarding any significant judgments made in management's preparation of the financial statements, and the view of each as to appropriateness of such judgments.

   13. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

   14. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

   15. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

   16. Establish, review, and update periodically a Code of Ethical Conduct, and ensure that management has established a system to enforce this Code.

   17. Review and approve any transactions between the Company and its officers, directors or 5% shareholders.

   18. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

Reporting Responsibility

   The minutes of the Committee reflecting, among other things, all actions taken by the Committee, shall be distributed to the Board at the next Board meeting following the meeting of the Committee that is the subject of such minutes.

   The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

PROXY
                                                                          PROXY
                    INNOVATIVE SOLUTIONS AND SUPPORT, INC.
               720 PENNSYLVANIA DRIVE, EXTON, PENNSYLVANIA 19341
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        PROXY FOR THE FEBRUARY 27, 2003 ANNUAL MEETING OF SHAREHOLDERS

   The undersigned hereby appoints Mr. Geoffrey S. M. Hedrick and Mr. James J. Reilly and either of them as proxies, each with power of substitution, and hereby authorizes them to represent the undersigned and to vote, as designated below, all the shares of Common Stock held of record by the undersigned on December 23, 2002 at the Annual Meeting of Shareholders of Innovative Solutions and Support, Inc., to be held on February 27, 2003, at the company's corporate offices, 720 Pennsylvania Drive, Exton, Pennsylvania beginning at 10:00 a.m. local time, or at any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE AS TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED ON THIS PROXY.

[X] Please mark your votes as in this example.
1. Election of Class III Directors for a term of three years:

        Geoffrey S. M. Hedrick [_]  FOR NOMINEE [_]  WITHHOLD AUTHORITY
        Winston J. Churchill   [_]  FOR NOMINEE [_]  WITHHOLD AUTHORITY
        Benjamin A. Cosgrove   [_]  FOR NOMINEE [_]  WITHHOLD AUTHORITY

   PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
                 (Continued and to be signed on reverse side.)

                    INNOVATIVE SOLUTIONS AND SUPPORT, INC.
   In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments thereof.
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NOS. 1, IN THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. THIS PROXY
WILL BE VOTED FOR PROPOSAL NOS. 1, IF NO SPECIFICATION IS MADE AND WILL BE
VOTED AT THE DISCRETION OF THE PROXY HOLDERS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
   Attendance of the undersigned at the meeting, or at any adjournment or postponement thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting or session the intention of the undersigned to vote said share(s) in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.
                                                     PLEASE MARK, SIGN, DATE
                                                     AND RETURN THE PROXY CARD
                                                     PROMPTLY USING THE
                                                     ENCLOSED ENVELOPE.
                                                     Date: _____________________

                                                     ---------------------------
                                                     SIGNATURE
                                                     Date: _____________________

                                                     ---------------------------
                                                     SIGNATURE (if jointly
                                                     owned)
                                                     Note: Please sign name(s)
                                                     exactly as appearing
                                                     hereon. When signing as
                                                     attorney, executor,
                                                     administrator or other
                                                     fiduciary, please give
                                                     your full title as such.
                                                     Joint owners should each
                                                     sign personally. When
                                                     signing as a corporation
                                                     or a partnership, please
                                                     sign in the name of the
                                                     entity by an authorized
                                                     person.
[_] Please check this box if you plan to attend the meeting.